Note 14 - Income Taxes (Details) - Net Operating Loss Carryforward (USD $)	Dec. 31, 2013	Dec. 31, 2012
Net Operating Loss Carryforward [Abstract]
U.S. Federal NOL's	$ 5,230,000	$ 139,000
U.S. State NOL's	13,200,000	300,000
Israel NOL's	3,370,000	1,355,000
Total NOL’s	$ 39,900,000	$ 8,200,000